UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2022

CEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way
Windsor, Ontario
Canada
N8T 3R9
(Address of principal executive offices, including zip code)

(519) 419-4958
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item. 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Management Changes

Resignations of Officers and Directors

On April 14, 2022, the following persons resigned from the following positions from CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”). Bahige (Bill) Chaaban resigned from his positions as Chief Executive Officer, President, Chairman of the Board of Directors Company effective at the close of business on April 14, 2022. Alex Tarrabain resigned from his positions as the Company’s Chief Financial Officer and Director effective at the close of business on April 14, 2022. Rick Purdy resigned from his positions as Company’s Senior Vice President of Deals and Acquisitions and Director effective at the close of business on April 14, 2022. Amen Ferris resigned from his positions as Company’s Vice President and Director effective at the close of business on April 14, 2022. Joseph Byrne resigned from his positions as a Director of the Company effective at the close of business on April 14, 2022. Additionally, Richard Boswell resigned from his positions as the Company’s Senior Executive Vice President and Director effective as of April 15, 2022.

The foregoing resignations shall be referred to together herein as the “Resignations”. Subsequent to the effectiveness of the above Resignations, the above name persons no longer hold any positions with the Company.

The Resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices by any of the above persons.

Copies of the resignations letters sent via email, dated April 14, 2022, as filed as Exhibits 17.1, 17.2, 17.3, 17.5, 17.5 and 17.6, respectively.

Appointments of Officers and Directors

On April 14, 2022, the Company’s Board of Directors (the “Board”) appointed Brian S. Payne as the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors and appointed Lawrence Lehoux as the Company’s President, effective at the close of business on April 14, 2022.

Brian Payne, age 54, has served as the Company’s Vice President and a member of our Board since July 2017. Mr. Payne also worked for the Company since July 2015 as our marketing consultant. Mr. Payne is a business and community leader with over 25 years’ experience in domestic and global supply chains, trade and government relations, change management and manufacturing, primarily in the food and agriculture sectors. Mr. Payne began his career in the international trade arena, catering to automotive and heavy manufacturing companies like General Motors, John Deere, and NaviStar. In 1996, Mr. Payne worked for PepsiCo Global Restaurants, responsible for Project Management across the Pizza Hut brand. In 1999, Mr. Payne served as Director of Distribution. In 2002, Mr. Payne served a supply chain function for a national food company. In 2005, Mr. Payne led the supply chain and regulatory compliance functions for Pizza Pizza Ltd. Since May 2012, Mr. Payne has served as President of his own consulting firm, IMS, which specialized in consulting and outsourced executive functions related to manufacturing, supply chain, trade, regulatory and finance areas. Mr. Payne’s client base includes Caesars Entertainment (Las Vegas, NV), Blueline Food Service Distribution (Detroit, MI), The Windsor Essex Economic Development Corporation (Windsor, ON), the Unified Purchasing Group Canada (Toronto, ON) and Thomas Canning (Maidstone) Limited. Mr. Payne served as Vice President of Thomas Canning (Maidstone) Inc. from January 2015 to April 2017. Mr. Payne is active in his community of Windsor Essex where he serves as Chairman of the Board of Directors of Hotel Dieu Grace Healthcare, and a Director of The Lakeview Montessori School and the Hospice of Windsor Essex. Mr. Payne holds a BA in Political Science from the University of Windsor. Mr. Payne’s track record of business success and leadership related to distribution and supply chain fills an important role on the Board. Mr. Payne also served as Vice President of Thomas Canning (Maidstone) Inc., though he voluntarily left the employment prior to the owners filing for insolvency proceedings in June 2017.

Lawrence Lehoux, age 50, has served as the Company’s Chief Technology Officer and a member of the Board of Directors since July 9, 2021. Lawrence Lehoux has served as the Chief Executive Officer of CMM since April 2017 and continues to serve in such capacity to date. CCM is a digital media company where Mr. Lehoux leads the organization on a variety of internal initiatives including digital series, online marketing, web and product development. Mr. Lehoux founded CCM in early 2017 with a mission to craft unique service offerings around the development and deployment of a variety of digital solutions. Mr. Lehoux leads CCM’s work with international brands and business partners seeking to provide white label solutions and unique digital services. Mr. Lehoux was the Chief Executive Officer of Wireless H.Q. from July 2015 to May 2017, which is a wireless distribution business having eighty-two retail locations in Michigan and Ohio, where Mr. Lehoux arranged all financing and negotiated the purchase of the business while implementing a reorganization of all senior management and staff across all locations and developed a new point of sale system while integrating unique online marketing and sales incentives. From January 2012 to August 2017, Mr. Lehoux served as the founder and Chief Executive Officer of Blurt Marketing, which developed custom software for the telecom industry through contract developers and engineers. Mr. Lehoux was responsible for all executive level duties as well as product planning and business development at Blurt Marketing. Mr. Lehoux received a degree in business from the University of Windsor in 1994. Mr. Lehoux filed a personal bankruptcy in the Superior Court of Justice in Ontario, Canada on August 2, 2017, and the bankruptcy was discharged on August 29, 2018.

Settlement Agreements with Departing Officers and Directors

The Company plans to enter into settlement agreements (the “Settlement Agreements”) with Bahige (Bill) Chaaban, Alex Tarrabain, Rick Purdy, Ameen Ferris and Richard Boswell, respectively, in connection with their resignations, and the Company will file on Form 8-K disclosure of entry into the Settlement Agreements once they are entered into and file copies of the Settlement Agreements as exhibits thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
17.1* 17.2* 17.3*	Resignation letter from Bahige (Bill) Chaaban dated April 14, 2022. Resignation letter from Alex Tarrabain dated April 14, 2022. Resignation letter from Rick Purdy dated April 14, 2022.
17.4*	Resignation letter from Ameen Ferris dated April 14, 2022.
17.5* 17.6*	Resignation letter from Joseph Byrne dated April 14, 2022. Resignation letter from Richard Boswell dated April 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: April 19, 2022	By:	/s/ Brian S. Payne
Brian S. Payne
Chief Executive Officer (principal executive officer)